AUGUST 2021 Corporate Presentation Exhibit 99.1

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding our business strategy for and the potential therapeutic benefits of our current and prospective product candidates; the design, commencement, enrollment and timing of ongoing or planned clinical trials and regulatory pathways; our plans and expectations with respect to the development of our clinical and preclinical product candidates, including timing, design and initiation of our potential clinical and registration trials and anticipated interactions with regulatory agencies; the timing of anticipated clinical and regulatory updates; the timing of patient recruitment and enrollment activities, clinical trial results, and product approvals; the timing and results of our ongoing preclinical studies; the anticipated benefits of our gene therapy platform including the potential impact on our commercialization activities, timing and likelihood of success; the anticipated benefits and safety profile of busulfan as a conditioning agent; the expected benefits and results of our manufacturing technology, including the implementation of our plato® platform in our clinical trials and gene therapy programs; the expected safety profile of our investigational gene therapies; the potential impact of the COVID-19 outbreak on our clinical trial programs and business generally; and the market opportunity for and anticipated commercial activities relating to our investigational gene therapies. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Any forward-looking statements in this presentation are based on our current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of our product candidates will not be successfully developed or commercialized; the risk that regulatory agencies may disagree with our anticipated development approach for any one or more of our product candidates, including that we may not be able to utilize our planned registration trial of AVR-RD-01 for full approval but instead be required to conduct additional testing, that we may be required to conduct our planned testing in a more time-consuming, expensive, challenging or otherwise different manner than we envision or have conducted for our existing trials, particularly in light of the FDA’s preference for clinical trials to be double-blinded and potentially include sham controls, the risk that we may not be able to utilize our envisioned surrogate endpoint to support full approval of AVR-RD-01 but instead be required to measure a different endpoint such as a clinical outcome, and the risk that regulatory agencies may require additional testing and/or clinical trials for our product candidates prior to initiating registration trials for such product candidates; the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators; the risk that we may not successfully recruit or enroll a sufficient number of patients for our clinical trials; the risk that we may not realize the intended benefits of our gene therapy platform, including the features of our plato® platform; the risk that our product candidates or procedures in connection with the administration thereof, including our use of busulfan as a conditioning agent, will not have the safety or efficacy profile that we anticipate; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving our product candidates; the risk that we will be unable to obtain and maintain regulatory approval for our product candidates; the risk that the size and growth potential of the market for our product candidates will not materialize as expected; risks associated with our dependence on third-party suppliers and manufacturers; risks regarding the accuracy of our estimates of expenses and future revenue; risks relating to our capital requirements and needs for additional financing; risks relating to clinical trial and business interruptions resulting from the COVID-19 outbreak or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises; and risks relating to our ability to obtain and maintain intellectual property protection for our product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato® is a registered trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners. Copyright© 2021 AVROBIO, Inc. All rights reserved.

Vision Bring personalized gene therapy to the world. Purpose Freedom from a lifetime of genetic disease.

Leadership in ex vivo lentiviral gene therapy 4 Patients dosed across 3 indications of patients out >6 months show durability; Longest out 3.5 years SOC: Standard of Care 18 100% Leading pipeline for 6 lysosomal disorders First-in-class gene therapies Multi-billion dollar market potential >50,000 target patient population ~$4.8 billion annual net sales SOC Industry-leading platform: plato® Foundation for worldwide commercialization and pipeline expansion Planning for multiple registration trials in 2022; Pivoting to commercial readiness

Leading lysosomal disorder gene therapy pipeline

Multiple milestones across pipeline expected over the next 12 months

WHOLLY-OWNED/LICENSED

Indication	IND-Enabling	Phase 1/2	Planned Upcoming Milestones
Fabry AVR-RD-01	■	■	1Q22 – Clinical and regulatory update at WORLD*Symposium*™ **Mid22 – Initiate registration trial**
Cystinosis AVR-RD-04	■	■	1Q22 – Clinical trial and regulatory update **2H22 – Initiate company-sponsored clinical trial**
Gaucher type 1 AVR-RD-02	■	■	1H22 – Clinical trial update
Gaucher type 3 AVR-RD-06	■		**2H22 – Initiate registration trial**
Hunter AVR-RD-05	■		2H22 – Initiate Phase 1/2 clinical trial
Pompe AVR-RD-03	■		2H22 – Initiate Phase 1/2 clinical trial

Planned regulatory milestones subject to regulatory agency clearance

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Disease Approx. 2020 Global Net Sales† Five-Year SOC Cost per U.S. Patient* Selected Companies w/ Marketed Therapies Fabry $1.4B $1.7M Cystinosis $0.2B $4.3M Gaucher $1.5B $2.3M Hunter $0.6B $2.4M Pompe $1.1B $3.2M Multi-billion dollar market opportunity Pipeline of first-in-class indications targeting > 50,000 patients Sources: Rombach S et al., Orphanet J Rare Dis, 2013; van Dussen L et al., Orphanet J Rare Dis, 2014 * WAC pricing from Redbook using standard dosing assumptions † 2020 Net Sales from company annual and other reports ‡ Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate); midpoint between avg. adult and pediatric Note: Shire acquired by Takeda in 2019 SOC: Standard of Care Total: $4.8B ‡

Significant advantages over standard of care Lifelong treatments vs. potential single-dose therapy Treatment burden Enzyme or protein level DISEASE PROGRESSION CONTINUES COULD HALT, PREVENT OR REVERSE DISEASE Enzyme Replacement Therapy (ERT) Temporary bolus of enzyme, not curative Bi-Weekly ERT Plasma Pharmacokinetics of ERT Life-long infusions Transient, intermittent elevation Bi-weekly IV infusions AVROBIO Gene Therapy Designed for 24/7 expression of protein, curative potential Functional Protein Expression in Transduced HSCs and Their Progeny 24/7 expression One-Time Gene Therapy Long-term, continuous elevation Single IV infusion ERT: Enzyme Replacement Therapy; IV: Intravenous; HSC: Hematopoietic Stem Cells Ability to impact CNS No Yes

PROGRAM PATIENT MONTHS POST-INFUSION Fabry Phase 1 PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 5 Fabry Phase 2 PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 5 PATIENT 6 PATIENT 7 PATIENT 8 PATIENT 9 Gaucher Type 1 Phase 1/2 PATIENT 1 Cystinosis Phase 1/2 PATIENT 1 PATIENT 2 PATIENT 3 Durability demonstrated across clinical programs First patient out 3.5 years; 10 patients out 1 year or more * Data not yet available

Bu90-TCI conditioning-related side effects have been predictable and transient in first two plato® patients Note: FAB-GT, f-k-a FAB-201, safety data cut-off December 7, 2020; Gaucher safety data cut-off January 4, 2021 * Source: Bartelink IH et al., Lancet Haematol, 2016 Bu90-TCI: Busulfan 90-Target Concentration Intervention; AUC: Area Under the Curve; TCI: Target Concentration Intervention Adverse Event Probability 50 70 90 110 130 Busulfan Cumulative AUC (mg x hr/L) 0.0 0.2 0.4 0.6 0.8 Graft Failure Increased Toxicity Analysis of 465 non-malignant patients identified optimum exposure for busulfan conditioning*: Bu90-TCI target Conditioning-related grade 3-4 AEs in first two plato® patients Days Post Gene Therapy Bu90 TCI Mean Toxicity Grade Day 0 BLOOD GI SYSTEM OTHERS

Fabry disease

Fabry disease opportunity



Tom, living with Fabry disease

Caused by mutation in gene encoding for alpha-galactosidase A enzyme

Standard of care (SOC): ERT

- Not curative, relentless progression of disease continues
- Burdensome and expensive – bi-weekly ERT infusions required; 5-year treatment cost of ERT = ~$1.7 million*

Unmet needs with SOC:

Kidney function
Proteinuria, polyuria, kidney failure

Cardiac function
Left ventricular hypertrophy, fibrosis, heart failure

Neuropathic pain
Pain and burning sensations in hands and feet, pain crises

Everyday burden of illness, and life expectancy
Not curative, relentless progression of disease, shortened lifespan

CNS complications
TIA/stroke, depression, executive function deficit, white matter lesions

Fabry Disease Target Product Profile**:

- Prevents, halts or reverses disease; extends/normalizes lifespan
- Addresses all patient segments – all genetic mutations, male and female, all ages
- Lifelong durability – single infusion; off ERT
- Impacts hard-to-reach organs – e.g., brain, heart, kidney
- Well tolerated

Affects ~ 1:40,000 males and 1:118,000 females in U.S.

** WAC pricing from Redbook using standard dosing assumptions*
*** Note: these are target attributes for a first-line therapy*

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OBJECTIVES PATIENTS Safety and tolerability Preliminary efficacy n = 5 patients 18 – 59 year-old males On ERT >6 months prior to enrollment FULLY ENROLLED PHASE 1 * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada ** FAB-GT fka FAB-201 *** Plan to increase to up to 14 patients with protocol amendment, including females Two AVR-RD-01 Fabry clinical trials 14 patients dosed across Phase 1 and 2 OBJECTIVES PATIENTS Safety and tolerability Efficacy n = 8-12 patients*** (9 dosed to-date) 16 – 50 year-old males*** Treatment naïve ACTIVELY RECRUITING PHASE 2 Investigator-Sponsored Trial* AVROBIO FAB-GT Trial **

100% substrate reduction 1 Year (48 weeks) Scored by 2 independent, blinded pathologists Patient 4 Clinically meaningful and statistically significant reduction in substrate in first two evaluable kidney biopsies FABRY PHASE 2 Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary 87% substrate reduction 1 Year (48 weeks) Scored by 2 independent, blinded pathologists NEW DATA

Plasma AGA Activity (nmol/hr/mL) Leukocyte AGA Activity (nmol/hr/mg protein) Leukocyte AGA Enzyme Activity Plasma AGA Enzyme Activity Plasma AGA Activity Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Leukocyte AGA Activity Reference Range: 24–56 nmol/hr/mg protein; AGA: α-galactosidase A Durability demonstrated over multiple measures up to 2.5 years Patient 4 dosed using plato® FABRY PHASE 2 Patient 1 Patient 2 Patient 3 Patient 4 VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome Drug Product VCN/dg Patient 1: 0.7 Patient 2: 0.5 Patient 3: 1.4 Patient 4: 1.6 Vector Copy Number

Day 0 70% average plasma lyso-Gb3 reduction FABRY PHASE 2 Patient 1 Patient 2 Patient 3 Patient 4 Reduction from Baseline to Last Observation Patient 1 86% Patient 2 N/A Patient 3 55% Patient 4 69% Lyso-Gb3 Plasma Reference Value: 2.4 nM; Lyso-Gb3: Globotriaosylsphingosine Note: Patient 2 has normal substrate, consistent with late-onset cardiac variant phenotype

ERT No ERT Gene Rx 25.3 26.1 58.5 29.1 15.8 Day 0 25% average plasma lyso-Gb3 reduction below baseline ERT All patients who have discontinued ERT remain off ERT* FABRY PHASE 1 * As of January 11, 2021 Lyso-Gb3: Globotriaosylsphingosine; ERT: Enzyme Replacement Therapy; Rx: Therapy Gene Rx + Off ERT Gene Rx + ERT Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 25% reduction from baseline ERT OFF ERT 19.0 14.7 33.4 8.2 39.2 43% reduction from baseline ERT OFF ERT 48% reduction from baseline ERT ON ERT 44% reduction from baseline ERT ON ERT 35% increase from baseline ERT OFF ERT

Day 0 Kidney function (eGFR) stable up to 3.5 years* Normal Kidney Function Severe CKD Moderate CKD Mild CKD FABRY PHASE 1 & 2 * Eight of nine patients stable; other patient entered trial with more advanced kidney disease and a baseline eGFR level <50 mL/min/1.73m2; as expected, this patient has not stabilized, and the patient remains on ERT Note: eGFR was calculated using the CKD-EPI formula eGFR: Estimated Glomerular Filtration Rate; CKD: Chronic Kidney Disease; CKD-EPI: Chronic Kidney Disease Epidemiology Collaboration Fabry Phase 2 Fabry Phase 1

No unexpected safety events identified Conditioning-related side effects have been manageable and transient (n=1 Bu) (n=3 Mel) No AEs or SAEs related to AVR-RD-01 drug product AEs across trials generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Phase 1 AEs (n=94) Grade 3 or 4 (n=14) Phase 1 SAEs (n=2) resolved without clinical sequelae Post-AVR-RD-01 treatment: febrile neutropenia; thrombophlebitis Phase 2 AEs (n=111) Grade 3 or 4 (n=22) Phase 2 SAEs (n=6) resolved without clinical sequelae Post-AVR-RD-01 treatment: dehydration; nausea; vomiting; febrile neutropenia Phase 2 conditioning-related grade 3/4 AEs Phase 1 & 2 AEs and SAEs Note: Phase 2 safety data cut-off December 7, 2020; Phase 1 safety data cut-off November 26, 2020 AE: Adverse Event; Bu: Busulfan; Mel: Melphalan Day 0 Day 0 Gastrointestinal System Blood FABRY PHASE 1 & 2

Cystinosis

Cystinosis opportunity



Jaxon, living with cystinosis

Caused by CTNS gene defect, resulting in cystine buildup in lysosomes

Standard of care (SOC): Cysteamine pills & eye drops

- Not curative, relentless progression of disease continues; significantly shortened lifespan; kidney transplant often required
- Burdensome and expensive – high pill burden and hourly eye drops; 5-year treatment cost with SOC ~$4.3 million*

Unmet needs with SOC:

Kidney function
Renal Fanconi syndrome, proteinuria, CKD, kidney failure

Vision
Corneal cystine accumulation, photophobia, involuntary eyelid closure

Endocrine disorders
Softening & deformation of bones, hypothyroidism, diabetes, infertility

CNS complications
Myopathy, hypotonia, tremors, swallowing, neurodevelopmental issues

Everyday burden of illness, reduced life expectancy
High pill burden causes GI discomfort; sulfur body odor and breath

Cystinosis Target Product Profile:**

- Prevents, halts or reverses disease; extends/normalizes lifespan
- Addresses all patient segments – male & female; kidney transplant independent; all ages
- Lifelong durability – single infusion; off cysteamine pills and eye drops
- Impacts hard-to-reach organs – e.g., eye, endocrine organs, brain
- Well tolerated

Affects ~ 1:170,000 people

** WAC pricing from Redbook using standard dosing assumptions*
*** Note: these are target attributes for a first-line therapy*

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Steady enrollment in AVR-RD-04 IST trial in cystinosis AVR-RD-04 trial sponsored by University of California, San Diego; IST does not use plato® platform Note: AVR-RD-04 aka CTNS-RD-04 IST: Investigator Sponsored Trial OBJECTIVES PATIENTS Safety and tolerability Hypothesis generation of endpoints Up to 6 patients (3 patients dosed to-date) Adults and adolescents Cohorts 1-2 >18 years; Cohort 3 >14 years Male and female Oral and ophthalmic cysteamine ACTIVELY RECRUITING: PHASE 1/2 AVR-RD-04

4.0 2.6 Sharp drop in the number and size of cystine crystals in skin and rectal biopsies CYSTINOSIS PHASE 1/2: PATIENT 1 Rectal Biopsy Skin Biopsy 35% reduction* Average intracytoplasmic crystals per cell Occupancy of cytoplasmic volume Average intracytoplasmic crystals per cell Occupancy of cytoplasmic volume Baseline 12 months 76% reduction Baseline 12 months 90% 25% 75% 10% 11.3 2.7 Note: These results are for a single patient only and may vary in the study population * Calculation of reduction in average intracytoplasmic crystals per cell in skin biopsy revised based on baseline value of 4.0 (vs. 4.6 as shown in previous presentations)

Substantial decline in corneal crystals observed at 1 year CYSTINOSIS PHASE 1/2: PATIENT 1 Note: These results are for a single patient only and may vary in the study population; IVCM: In Vivo Confocal Microscopy; OD: Oculus Dexter (right eye); HRT3: Heidelberg Retina Tomograph 3 111 µm, OD 174 µm, OD 330 µm, OD 515 µm, OD 724 µm, OD Baseline IVCM images from Nidek Confoscan 12 months post-gene therapy IVCM images from Heidelberg HRT3 w/ Rostock Corneal Module 51 µm, OD 331 µm, OD 513 µm, OD 176 µm, OD Back of cornea CORNEAL CRYSTALS Front of cornea

Photophobia improved meaningfully at 1 year Photophobia, or extreme sensitivity to light, is a hallmark of cystinosis CYSTINOSIS PHASE 1/2: PATIENT 1 Liang, H. IONS May 2015 Cystinosis photophobia intensity associated with: Crystal density (light scattering) Inflammatory cell infiltration Corneal nerve damage Self-Assessed Photophobia Grade (Patient 1) No photophobia, no discomfort Moderate difficulty with light requiring wearing sunglasses Slight difficulty with light causing regular eye blinking Slight difficulty with light causing occasional eye blinking Extreme difficulty with light requiring the patient to remain inside, cannot bear natural light even with sunglasses Severe difficulty with light requiring wearing sunglasses in a quasi-permanent manner

Blond hair and pale skin typical for cystinosis patients 4 months 6 months 9 months Post-Infusion Patient 1 appears to exhibit progressively darkening skin, eyebrows and hair color post-infusion, suggesting a possible impact of cystinosin protein on melanin Note: These results are for a single patient only and may vary in the study population; Background removed for clarity Source: Chiaverini et al., FESEB, 2012 Darker pigmentation may be a sign of multi-functional cystinosin activity post-gene therapy CYSTINOSIS PHASE 1/2: PATIENT 1 Cystinosin is located in melanosomes and regulates melanin synthesis Pre-Infusion

Day 0 VCN trending as expected across patients Patient 1 reached VCN therapeutic plateau DRUG PRODUCT VCN/dg Patient 1 2.1 Patient 2 1.3* Patient 3 1.6 * From second apheresis VCN: Vector Copy Number; PBCs: Peripheral Blood Cells; dg: Diploid Genome CYSTINOSIS PHASE 1/2 Patient 1 Patient 2 Patient 3

AEs are generally consistent with myeloablative conditioning or underlying disease: Pre-AVR-RD-04 treatment and prior to conditioning (not all events listed) Diarrhea, hypokalemia, dizziness Dehydration, vomiting Post-AVR-RD-04 treatment (not all events listed) Alopecia, intermittent diarrhea, vomiting, loss of appetite Mucositis, intermittent febrile neutropenia, intermittent epistaxis Intermittent blurry vision, intermittent hypokalemia, mucoceles Thrombocytopenia AEs & SAEs reported CYSTINOSIS PHASE 1/2 AEs (n=53) Majority of AEs are mild or moderate and resolved SAE (n=1) Post AVR-RD-04 treatment: appendicitis unrelated to study treatment or procedures No unexpected safety events Conditioning-related side effects have been manageable and transient No SAEs or AEs related to AVR-RD-04 drug product Note: Safety database cut as of May 17, 2021 AE: Adverse Event; SAE: Serious Adverse Event

Gaucher type 1

Gaucher disease type 1 opportunity



Adrianna, living with Gaucher disease type 1

Caused by mutation in the gene encoding for glucocerebrosidase (GCase) enzyme

Standard of care (SOC): ERT

- Not curative, relentless progression of disease continues, including bone crisis and fatigue
- Burdensome and expensive – bi-weekly infusions required; 5-year treatment cost with ERT = ~$2.3 million*

Unmet needs with SOC:

Bone-related manifestations
Skeletal abnormalities, avascular necrosis, osteoporosis

Hemoglobin levels and platelet counts
Anemia, thrombocytopenia, easy bruising, bleeding

Hepatosplenomegaly
Enlarged liver, enlarged spleen

Everyday burden of illness, and life expectancy
Fatigue, pain, lung disease, biweekly infusions, shortened lifespan

CNS complications
Increased risk of GBA-Parkinson's disease

Gaucher disease Type 1 Target Product Profile:**

- Prevents, halts or reverses disease; extends/normalizes lifespan
- Addresses all patient segments – all GD1 genetic mutations, all ages, male & female
- Lifelong durability – single infusion; off ERT/chaperone therapy
- Impacts hard-to-reach organs – e.g., brain, bone and bone marrow
- Well tolerated

Affects ~ 1:44,000 people worldwide

** WAC pricing from Redbook using standard dosing assumptions*
*** Note: these are target attributes for a first-line therapy*

29

Guard1: Phase 1/2 study in Gaucher disease type 1 OBJECTIVES PATIENTS Safety Efficacy Engraftment Enrollment goal 8-16 patients 18-45-year-old males and females Have a confirmed diagnosis of GD1 based on: Deficient glucocerebrosidase enzyme activity Clinical features consistent with GD1 An adaptive, open-label, multinational phase 1/2 study of the safety and efficacy of ex vivo, lentiviral vector-mediated gene therapy AVR-RD-02 for patients with Gaucher disease type 1 ACTIVELY RECRUITING: PHASE 1/2 AVR-RD-02 Gaucher disease type 1 patients who are: ERT-stable for >24 months or Treatment-naïve or Have not received ERT or SRT in the last 12 months GD1: Gaucher Disease Type 1; ERT: Enzyme Replacement Therapy; SRT: Substrate Reduction Therapy

First patient’s plasma chitotriosidase levels spike off ERT Personal history documents response to intermittent and halted ERT use GUARD1: PATIENT 1 Chitotriosidase Plasma Activity Normal Range: 0.0–44.2 μmoL/L/h ERT: Enzyme Replacement Therapy Chitotriosidase is a marker of inappropriately activated macrophages (Gaucher cells) Chitotriosidase Plasma Activity (µmol/L/h) Years Prior to Gene Therapy Infusion

Plasma Chitotriosidase Activity (μmol/L/h) Baseline (ON ERT) 3 months (OFF ERT) 6 months (OFF ERT) 151 125 GUARD1: PATIENT 1 Baseline taken one month prior to gene therapy which is when ERT is discontinued Lyso-Gb1 Plasma Normal Range: 0.5 – 1.2 ng/mL Plasma chitotriosidase activity normal range: 0.0 – 44.2 μmoL/L/h ERT: Enzyme Replacement Therapy Key biomarkers below ERT baseline at 6 months 77 Chitotriosidase is a marker of inappropriately activated macrophages (Gaucher cells) NEW DATA 49% reduction 18 25 32 Plasma Lyso-Gb1 (ng/mL) Baseline (ON ERT) 3 months (OFF ERT) 6 months (OFF ERT) 44% reduction Lyso-Gb1 is a sensitive and specific marker of toxic metabolite accumulation in Gaucher disease

Platelet counts and hemoglobin in normal range at 6 months, despite being off ERT GUARD1: PATIENT 1 Platelet Count Reference Value Adult: 130-400x109/L; Hemoglobin Reference Value: Males: 13.5-17.5 g/dL; Females: 11.5-16.0 g/dL; grey line: local (safety) lab values; pink dots: central (efficacy) lab values; ERT: Enzyme Replacement Therapy Platelet Count (x109 /L) Platelet Count Normal range Hemoglobin Concentration Normal range

GUARD1: PATIENT 1 VCN trending as expected at 6 months VCN, vector copy number; PBL, peripheral blood leukocytes; dg, diploid genome Drug Product VCN/dg Patient 1 3.7 Day 0

GUARD1: PATIENT 1

No unexpected safety events identified in first patient

Conditioning-related side effects have been predictable and transient

AEs (no SAEs reported)

- No AEs or SAEs related to AVR-RD-02 drug product
- AEs generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions
- AEs n=29
  - Grade 3 (n=7)
    - Eye pain, decreased appetite, dehydration, headache, hypophosphatemia, neutropenia, thrombocytopenia
  - Grade 4 (n=2)
    - Leukopenia and neutropenia
- AEs resolved without clinical sequelae

Conditioning-related grade 3/4 AEs


Leukopenia
Lymphopenia
Neutropenia
Febrile neutropenia
Thrombocytopenia
Anemia
Abdominal pain
Diarrhea
Nausea
Vomiting
Mucositis
Decreased appetite
Dehydration
Hypophosphatemia
BLOOD
GI SYSTEM
OTHERS
-3
Day 0
5
10
15
20
25
30
Days Post Gene Therapy
Bu90 TCI
Mean Toxicity Grade

Note: Safety database cut as of January 04, 2021
AE: Adverse Event; SAE: Serious Adverse Event; G-CSF: Granulocyte Colony Stimulating Factor
G-CSF 5 µg/kg @ Days 5, 6, 7, 10, 11, and 14 post-infusion of AVR-RD-02
Bu90-TCI: Busulfan 90-Target Concentration Intervention; GI: Gastrointestinal

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Gaucher type 3

Gaucher disease type 3 opportunity



Maddie, living with
Gaucher disease Type 3

Subacute neurological form of Gaucher disease characterized by progressive encephalopathy and associated with the systemic manifestations of Gaucher type 1

Standard of care (SOC): ERT

- Not curative, relentless progression of disease continues; utility of ERT minimized by its inability to impact the CNS
- Burdensome and expensive – bi-weekly infusions required; 5-year treatment cost with ERT = ~$2.3 million*

Unmet needs with SOC:

CNS complications
Seizures, cognitive problems, poor coordination

Bone-related manifestations
Bone crises, bone pain, avascular necrosis

Hemoglobin levels and platelet counts
Anemia, thrombocytopenia, easy bruising, bleeding

Hepatosplenomegaly
Enlarged liver, enlarged spleen

Everyday burden of illness, and life expectancy
Fatigue, pain, shortened lifespan

Gaucher disease Type 3 Target Product Profile**:

- Prevents, halts or reverses disease; normalizes lifespan
- Addresses all patient segments – all genetic mutations, all ages, male & female
- Lifelong durability – single infusion; off ERT/SRT
- Impacts hard-to-reach organs – e.g., brain, bone and bone marrow
- Well tolerated – no ERT-related side effects

** WAC pricing from Redbook using standard dosing assumptions*
*** Note: these are target attributes for a first-line therapy*

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Lentiviral gene therapy enables global distribution of functional enzyme to brain and bone in preclinical studies Widespread distribution of GFP+ cells in the mouse brain Colocalization with microglia marker Striatum Cortex Hippocampus Cerebellum Midbrain Olfactory Bulb IV-dosed animal DAPI GFP+ Engrafted Cells Iba1 GFP: Green Fluorescent Protein; DAPI: 4′,6-diamidino-2-phenylindole; Iba1: Ionized Calcium-Binding Adapter Molecule 1; IV: Intravenous PRECLINICAL DATA PRECLINICAL DATA PRECLINICAL DATA

plato® –– AVROBIO’s platform for global gene therapy commercialization Solves key industry challenges Redefines manufacturing best practices

Designed to be fully scalable Common components and automation leveraged across manufacturing DRUG PRODUCT Closed system automated platform Scale out of manufacturing suites and automation units to meet patient demand PLASMID 3 of 4 component plasmids used in every vector Each plasmid can be mass produced and stored for use VECTOR State of the art, largest scale, 200L vector production Expansion through simple installation of additional units, mass produced, frozen, and stored for use Note: This diagram is for illustrative purposes only

PRECLINICAL DATA

Proprietary tags deliver therapeutic protein into hard-to-reach organs

Hunter syndrome

Tag normalizes heparan sulfate in brain


Fold Total Heparan Sulfate over Normal Mouse
10
5
0
****
***
*
****
Normal Mouse
Hunter Mouse
LV GT
LV GT w/ Tag

Pompe disease

Tag normalizes glycogen substrate in brain


µg Glycogen/mg Protein
60
50
40
30
20
10
0
****
Normal Mouse
Pompe Mouse
LV GT
LV GT w/ Tag

*Figure adapted from Gleitz H et al., EMBO Mol Med, 2018 Fig 3A; *P<0.05, ***P<0.001, ****P<0.0001; LV GT: Lentiviral Gene Therapy*

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Thank you

Appendix

FABRY PHASE 2 Patient #4 is first Fabry patient dosed with plato® FAB-GT 12 month data for patient #4 with plato® vs. patients #1-3 4.2x Increase vs. Mean (nmol/hr/mL) Plasma Enzyme Activity Mean = 1.4 1.8 1.0 1.4 5.9 6.3x Increase vs. Mean (nmol/hr/mg protein) Leukocyte Enzyme Activity Mean = 14.6 17.9 11.4 14.6 92.0

FABRY PHASE 2

100% clearance of substrate in kidney biopsy at 1 year

Patient dosed using plato®


Patient 4
Average number of Gb3 inclusions per peritubular capillary (PTC)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.02
0.00
100% substrate reduction
Baseline
1 Year
(48 weeks)

- *Two-sample t-test for difference between average PTCs at Baseline vs. 48 weeks; $p < 0.0001$; Error bar represents the standard error at Baseline (n=103 PTCs) and 48 weeks (n=99 PTCs); scored by 2 independent, blinded pathologists*

Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion
Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC
PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary

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Durability demonstrated over multiple measures up to 3.5 years FABRY PHASE 1 VCN: Vector Copy Number; PBL: Peripheral Blood Leukocytes; dg: Diploid Genome Vector Copy Number Leukocyte AGA Activity (nmol/hr/mg protein) Leukocyte AGA Enzyme Activity Plasma AGA Activity Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Plasma AGA Activity (nmol/hr/mL) Leukocyte AGA Activity Reference Range: 24–56 nmol/hr/mg protein; AGA: α-galactosidase A Drug Product VCN/dg Patient 1: 0.7 Patient 2: 1.4 Patient 3: 0.8 Patient 4: 1.4 Patient 5: 1.2 Plasma AGA Enzyme Activity Patient 1 Patient 2 Patient 3 Patient 4 Patient 5

Cardiac function and mass stable across multiple measures up to 1 year FABRY PHASE 2 Source: *Alfakih K et al, J Magn Reson Imaging, 2003 ; **Maceira AM et al, J of Cardiovascular Magnetic Resonance, 2006 *Reference Range Mean Values Male 20-39 yrs; EF: 64.3 ± 4.2%; EDV: 178.6 ± 30.1 mL; CO: 4-8 L/min; LV Mass Index: 67.8 ± 10.7 g/m2 **Reference Range Mean Values Male 40-49 yrs; EF: 58-75%; EDV: 117-200 mL; CO: 4-8 L/min; LV Mass Index: 58-91 g/m2

FABRY PHASE 1

Reduction of pre-existing anti-ERT drug IgG antibodies

Suggests potential as a therapeutic option independent of pre-existing antibodies


Fabry Disease Phase 1 IgG Antibody Titer
IgG Antibody Titer
700000
650000
600000
40000
30000
20000
10000
0
Positive Control
Negative Control
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5
-3 Mo
Day 0
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
21 Mo
24 Mo
27 Mo
30 Mo
33 Mo

Similar results observed in other studies

San Raffaele Telethon Institute for Gene Therapy (SR-TIGET)

Change in pre-existing antibodies reported for Hurler disease (MPS-1)

- *Ex vivo* LV gene therapy with conditioning
- n=6
- Evaluable patients (5/6) demonstrated sustained, supraphysiologic blood IDUA activity
- 4/5 prior ERT (rhIDUA) exposure (5-28 months)
- 4/5 pre-existing ERT-induced IgG antibodies
- 6/6 anti-rhIDUA IgGs undetectable 2 months post-gene therapy

Source: Gentner B et al., Blood, 2019

ERT: Enzyme Replacement Therapy; IgG: Immunoglobulin G; MPS-1: Mucopolysaccharidosis Type 1; IDUA: Iduronidase: SR-TIGET: San Raffaele Telethon Institute for Gene Therapy; LV: Lentiviral; rhIDUA: Recombinant Human alpha-L-Iduronidase

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Updated FDA table of surrogate endpoints (as of 3/31/21) Table of Surrogate Endpoints That Were the Basis of Drug Approval or Licensure | FDA FDA: Food and Drug Administration Note: FDA guidance provides that the acceptability of a surrogate endpoint in a particular clinical development program should not be assumed to be appropriate for use in a different program.

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DRUG PRODUCT Poised to manufacture at scale Global infrastructure already in place VECTOR (200L scale bioreactor runs (109 titer)) 4 production suites 12 runs per year per suite >50 patients per run 2,400 PATIENTS ANNUALLY 3 global production suites 8 automated units per suite 100 patients per unit per year 2,400 PATIENTS ANNUALLY Note: This diagram is for illustrative purposes only Scale

CMC achievements have defined the plato® story X Strategic investment in technology laid the foundation for our manufacturing leadership Robust production platform Best-in-class LV manufacturing Scalable from plasmid to drug product Global footprint In the clinic in multiple jurisdictions Cost effective Intended to address key COGs issues Manufacturing Analytics Robust platform analytics Best-in-class VCN assay First-in-class transduction assay Deep product characterization First-in-class single cell analytics Potency assay matrix Intended to accelerate regulatory approvals CMC: Chemistry, Manufacturing, and Controls; VCN: Vector Copy Number; LV: Lentiviral; COGs: Cost Of Goods